UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2008

Immunomedics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 American Road, Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200
(Registrant's telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.02                                Termination of Material Definitive Agreement.

On August 28, 2008, Immunomedics, Inc., a Delaware corporation (the “Company”), and Bank of America, N.A. (“Bank of America”) agreed to terminate the parties’ obligations under the $9.0 million revolving line of credit the Company had secured from Bank of America pursuant to the loan agreement, effective as of June 9, 2008 (the “Credit Facility”).  As of August 28, 2008, the Company had no amounts outstanding under the Credit Facility.

Item 2.02.                                Results of Operations and Financial Condition.

On August 28, 2008, the Company, issued a press release to report the Company’s financials for the fiscal year ended and quarter ended June 30, 2008.  The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 5.02.                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
                                                  Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2008, Dr. Marvin E. Jaffe informed the Company of his intention not to stand for re-election at the Company’s next Annual Meeting of Stockholders, scheduled to be held on December 3, 2008 (the “Annual Meeting”), and his decision to resign as a member of the Audit Committee, Compensation Committee, Governance and Nominating Committee and Research and Development Committee.  Dr. Jaffe will remain on the Company’s Board of Directors and remain a member of each of the foregoing committees until the Annual Meeting.  Dr. Jaffe has informed the Company that there is no disagreement between Dr. Jaffe and the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01.                                Financial Statements and Exhibits.

         (d)           Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, effective as of August 28, 2008, between Immunomedics, Inc. and Bank of America, N.A.

99.1	Press Release of Immunomedics, Inc. dated August 28, 2008 reporting its financial results.

* The information in Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By: /s/ Cynthia L. Sullivan
Name:Cynthia L. Sullivan
Title:President and Chief Executive Officer

Date:  August 29, 2008